UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 7, 2007
Omega Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-13599	25-1420888

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

366 Walker Drive, State College, Pennsylvania	16801

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (814)-231-1680

Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Amendment to Severance Agreement dated as of November 7, 2007 between Omega Financial Corporation and Donita R. Koval.
Amendment to Severance Agreement dated as of November 7, 2007 between Omega Financial Corporation and Daniel L. Warfel
Amended and Restated Salary Continuation Agreement dated as of November 7, 2007 among Omega Financial Corporation, Omega Bank and Donita R. Koval
Amended and Restated Salary Continuation Agreement dated as of November 7, 2007 among Omega Financial Corporation, Omega Bank and Daniel L. Warfel

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Amendment to Severance Agreements with Chief Executive Officer and Chief Financial Officer
     On November 7, 2007, the Compensation Committee of the Board of Directors of Omega Financial Corporation, referred to as “Omega,” approved amendments, referred to as the “Amendments,” to Omega’s Severance Agreements with Donita Koval, President and Chief Executive Officer and Daniel Warfel, Executive Vice President and Chief Financial Officer. The original Severance Agreements generally provide that if the executive’s employment is terminated by Omega without cause or the executive terminates their employment at any time within three years after a “change in control” or for certain “good reasons,” the executive would be entitled to be paid a severance benefit for a period of three years following the date on which the employment is terminated at a rate equal to 100% of the executive’s highest annual cash compensation, including cash bonuses, during the three calendar year period ending prior to the termination date. The original Severance Agreements are described more fully in Omega’s Proxy Statement relating to the 2007 Annual Meeting of Shareholders filed with the SEC on April 10, 2007, which description is incorporated herein by reference.
     The Amendments, among other things:
•	change the payments under the Severance Agreements from installments over a three year period, subject to reduction for pension, annuity or other benefits or payments received by the executive under the Amended and Restated Salary Continuation Agreement, described below, to a single payment which will not be reduced by other amounts received by the executive;

•	provide for the payment of a “change in control” benefit in lieu of a severance payment in the event of a “change of control” as defined in the Amendments. The change in control benefit is equal to three times the executive’s highest annual cash compensation, including cash bonuses, during the three calendar years ending immediately prior to the calendar year in which the change of control occurs;

•	amend the definition of “change in control” to be similar to the definition contained in the regulations promulgated under Section 409A of the Internal Revenue Code, except with respect to certain thresholds (however, Ms. Koval’s agreement also retains the prior language for situations applicable to her voluntary termination of employment within three years after such a change of control takes place);

•	provide for the payment to the executive of an amount equal to any excise tax imposed on the executive under the excess parachute payment rules of Section 4999 of the Internal Revenue Code with respect to payments or benefits received under the Severance Agreement, the Amended and Restated Salary Continuation Agreement described below or any other plan, program, agreement or arrangement, as well as any related federal, state and local income, excise and employment taxes imposed as a result of the additional payment;

•	provide that, in the event that a court finds that the executive has breached any of the nondisclosure and noncompetition covenants in the Severance Agreement after the payment of the amounts called for by the Agreement, the court may require the executive to repay a portion of such amount not to exceed 1/36th of the total payments under the Severance Agreement for each calendar month in which such breach occurred;

•	eliminate the requirement that Omega post a letter of credit to secure its obligations under the Severance Agreements; and

•	address certain requirements of Section 409A of the Internal Revenue Code and regulations promulgated under that Section.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendments to the Severance Agreements with Ms. Koval and Mr. Warfel, which are filed as Exhibits 10. 1 and 10.2, respectively, to this Report and are incorporated herein by reference.
Amendment and Restatement of Salary Continuation Agreements with Chief Executive Officer and Chief Financial Officer
     On November 7, 2007, the Compensation Committee of the Board of Directors of Omega approved the amendment and restatement of Salary Continuation Agreements, referred to as the “Original Agreements,” between Omega Bank and each of Donita Koval, President and Chief Executive Officer and Daniel Warfel, Executive Vice President and Chief Financial Officer. The Original Agreements generally provide for supplemental retirement benefits for a participant who has attained age 62 (or a reduced benefit at age 55) and remained in Omega’s continuous employment. The Original Agreements are described more fully in Omega’s Proxy Statement relating to the 2007 Annual Meeting of Shareholders filed with the SEC on April 10, 2007, which description is incorporated herein by reference.
     The Amended and Restated Salary Continuation Agreements amend the Original Agreements to, among other things:
•	add Omega as a party in addition to Omega Bank;

•	provide that any cash benefit payable under the Amended and Restated Salary Continuation Agreements will be paid in a single lump-sum payment;

•	provide that in the event of a “change of control,” the executive will become vested in the benefit that would become payable at normal retirement age and the present value of that benefit will be paid in a single payment on the date of the change in control;

•	amend the definition of “change in control” to be similar to the definition contained in the regulations promulgated under Section 409A of the Internal Revenue Code, except with respect to certain thresholds;

•	revise the formulas used to calculate the amount of the retirement benefit to establish certain dates that annual compensation and offsets will be determined;

•	address certain requirements of Section 409A of the Internal Revenue Code and regulations promulgated under that Section;

•	provide for the payment to the executive of an amount equal to any interest and additional tax imposed on the executive under Section 409A of the Internal Revenue Code, as well as any related federal, state and local income, excise and employment taxes imposed as a result of the additional payment; and

•	revise the excess parachute payment excise tax reimbursement language in the Original Agreements to conform to the language contained in the Amendments to the Severance Agreements described above.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Salary Continuation Agreements with Ms. Koval and Mr. Warfel, which are filed as Exhibits 10. 3 and 10.4, respectively, to this Report and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
     (d) Exhibits

No.	Description

10.1	Amendment to Severance Agreement dated as of November 7, 2007 between Omega Financial Corporation and Donita R. Koval.

10.2	Amendment to Severance Agreement dated as of November 7, 2007 between Omega Financial Corporation and Daniel L. Warfel

10.3	Amended and Restated Salary Continuation Agreement dated as of November 7, 2007 among Omega Financial Corporation, Omega Bank and Donita R. Koval

10.4	Amended and Restated Salary Continuation Agreement dated as of November 7, 2007 among Omega Financial Corporation, Omega Bank and Daniel L. Warfel
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Financial Corporation

Date: November 14, 2007
	By:	/s/ Daniel L. Warfel

Name: Daniel L. Warfel
Title: EVP and Chief Financial Officer

EXHIBIT INDEX

No.	Description

10.1	Amendment to Severance Agreement dated as of November 7, 2007 between Omega Financial Corporation and Donita R. Koval.

10.2	Amendment to Severance Agreement dated as of November 7, 2007 between Omega Financial Corporation and Daniel L. Warfel

10.3	Amended and Restated Salary Continuation Agreement dated as of November 7, 2007 among Omega Financial Corporation, Omega Bank and Donita R. Koval

10.4	Amended and Restated Salary Continuation Agreement dated as of November 7, 2007 among Omega Financial Corporation, Omega Bank and Daniel L. Warfel